Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
( in thousands, except share data)
	(1)	(2)
	December 31,	December 31,
	2013	2012
ASSETS
Cash and due from banks	$8,570	$14,261
Interest bearing deposits with banks	43	136
Cash and cash equivalents	8,613	14,397

Interest bearing time deposits with banks	249	847
Securities available for sale	126,046	122,338
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,967	1,726
Investment in unconsolidated subsidiary	4,172	4,000
Loans	277,798	277,500
Less: Allowance for loan losses	(2,287)	(3,281)
Total loans, net of allowance for loan losses	275,511	274,219
Premises and equipment, net	6,330	6,472
Other real estate owned	281	428
Bank owned life insurance and annuities	14,848	14,402
Equity investment in low income housing project	3,990	3,796
Core deposit intangible	119	164
Goodwill	2,046	2,046
Other intangible assets	167	98
Accrued interest receivable and other assets	4,443	3,936
Total assets	$448,782	$448,869
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$74,611	$71,318
Interest bearing	305,034	315,433
Total deposits	379,645	386,751

Securities sold under agreements to repurchase	5,397	3,836
Short-term borrowings	8,400	1,600
Other interest bearing liabilities	1,356	1,305
Accrued interest payable and other liabilities	4,000	5,080
Total liabilities	398,798	398,572
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,196,266 shares at December 31, 2013;
4,218,361 shares at December 31, 2012	4,746	4,746
Surplus	18,370	18,346
Retained earnings	39,118	38,824
Accumulated other comprehensive loss	(1,659)	(1,419)
Cost of common stock in Treasury:
549,560 shares at December 31, 2013;
527,465 shares at December 31, 2012	(10,591)	(10,200)
Total stockholders' equity	49,984	50,297
Total liabilities and stockholders' equity	$448,782	$448,869

(1) Unaudited
(2) Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share and per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Interest income:
Loans, including fees	$3,728	$3,893	$14,868	$16,092
Taxable securities	329	307	1,267	1,311
Tax-exempt securities	136	184	583	738
Other interest income	-	6	16	29
Total interest income	4,193	4,390	16,734	18,170
Interest expense:
Deposits	667	847	2,871	3,621
Securities sold under agreements to repurchase	1	2	4	4
Short-term borrowings	4	1	8	1
Other interest bearing liabilities	5	4	17	22
Total interest expense	677	854	2,900	3,648
Net interest income	3,516	3,536	13,834	14,522
Provision for loan losses	149	174	415	1,411
Net interest income after provision for loan losses	3,367	3,362	13,419	13,111
Non-interest income:
Customer service fees	329	325	1,290	1,282
Debit card fee income	212	198	822	809
Earnings on bank-owned life insurance and annuities	99	105	416	450
Trust fees	98	74	355	379
Commissions from sales of non-deposit products	83	65	375	353
Income from unconsolidated subsidiary	91	69	237	249
Fees derived from loan activity	94	51	220	197
Gain on sales of loans	18	147	283	567
(Loss) gain on calls of securities	(2)	-	(2)	2
Gain on life insurance proceeds	-	-	-	53
Other non-interest income	56	68	237	251
Total non-interest income	1,078	1,102	4,233	4,592
Non-interest expense:
Employee compensation expense	1,445	1,309	5,413	5,190
Employee benefits	370	583	1,615	2,096
Occupancy	252	240	971	929
Equipment	112	126	462	510
Data processing expense	368	366	1,450	1,440
Director compensation	54	57	223	234
Professional fees	107	76	388	362
Taxes, other than income	121	92	483	438
FDIC Insurance premiums	84	85	331	327
(Gain) loss on sales of other real estate owned	(2)	31	(39)	34
Amortization of intangibles	11	11	45	45
Amortization of investment in low-income housing partnership	158	-	448	-
Other non-interest expense	352	363	1,356	1,472
Total non-interest expense	3,432	3,339	13,146	13,077
Income before income taxes	1,013	1,125	4,506	4,626
Provision for income taxes	46	242	505	978
Net income	$967	$883	$4,001	$3,648
Earnings per share
Basic	$0.23	$0.21	$0.95	$0.86
Diluted	$0.23	$0.21	$0.95	$0.86
Cash dividends declared per share	$0.22	$0.22	$0.88	$0.88
Weighted average basic shares outstanding	4,196,471	4,230,469	4,210,336	4,231,404
Weighted average diluted shares outstanding	4,196,603	4,231,888	4,211,078	4,233,448

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share and per share data)
	Three Months Ended
	December 31,	September 30,
	2013	2013
Interest income:
Loans, including fees	$3,728	$3,743
Taxable securities	329	329
Tax-exempt securities	136	149
Other interest income	-	3
Total interest income	4,193	4,224
Interest expense:
Deposits	667	711
Securities sold under agreements to repurchase	1	1
Short-term borrowings	4	-
Other interest bearing liabilities	5	7
Total interest expense	677	719
Net interest income	3,516	3,505
Provision for loan losses	149	100
Net interest income after provision for loan losses	3,367	3,405
Non-interest income:
Customer service fees	329	341
Debit card fee income	212	211
Earnings on bank-owned life insurance and annuities	99	112
Trust fees	98	83
Commissions from sales of non-deposit products	83	73
Income from unconsolidated subsidiary	91	42
Fees derived from loan activity	94	14
Gain on sales of loans	18	84
Loss on calls of securities	(2)	(1)
Other non-interest income	56	64
Total non-interest income	1,078	1,023
Non-interest expense:
Employee compensation expense	1,445	1,358
Employee benefits	370	399
Occupancy	252	234
Equipment	112	116
Data processing expense	368	367
Director compensation	54	56
Professional fees	107	95
Taxes, other than income	121	120
FDIC Insurance premiums	84	75
Gain on sales of other real estate owned	(2)	(3)
Amortization of intangibles	11	12
Amortization of investment in low-income housing partnership	158	145
Other non-interest expense	352	375
Total non-interest expense	3,432	3,349
Income before income taxes	1,013	1,079
Provision for income taxes	46	60
Net income	$967	$1,019
Earnings per share
Basic	$0.23	$0.24
Diluted	$0.23	$0.24
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,196,471	4,208,567
Weighted average diluted shares outstanding	4,196,603	4,208,972